EXHIBIT 99.2

                   FORM 1.  VOLUNTARY PETITION

UNITED STATES BANKRUPTCY COURT, District of Nevada

VOLUNTARY PETITION

IN RE:  Elsinore Corporation

TAX I.D. NUMBER: 88-0117544

STREET ADDRESS OF DEBTOR: 202 Fremont Street, Las Vegas, Nevada 89101

COUNTY OF PRINCIPAL PLACE OF BUSINESS: Clark

VENUE:

Debtor has been domiciled or has had a residence principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

INFORMATION REGARDING DEBTOR:

TYPE OF DEBTOR: Corporation Publicly Held

NATURE OF DEBT: Business

TYPE OF BUSINESS: Other Business

CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS FILED:
Chapter 11

FILING FEE: Filing Fee attached

BRIEFLY DESCRIBE NATURE OF BUSINESS: Publicly traded gaming company

NAME AND ADDRESS OF LAW FIRM OR ATTORNEY:

Streich Lang, P.A.
3800 Howard Hughes Parkway, Suite 1500
Las Vegas, Nevada 89109
Telephone - 702-792-2727

Streich Lang, P.A.
Renaissance One
Two North Central
Phoenix, Arizona 85004-2391
Telephone - 602-229-5200

NAME(S) OF ATTORNEY(S) DESIGNATED TO REPRESENT DEBTOR:

John J. Dawson, Ronald E. Reinsel, John R. Clemency, Brian Sirower


STATISTICAL/ADMINISTRATIVE INFORMATION

Debtor estimates that funds will be available for distribution to unsecured creditors.

ESTIMATED NUMBER OF CREDITORS: 16 - 49

ESTIMATED ASSETS (in thousands of dollars): 10,000 - 99,000

ESTIMATED LIABILITIES (in thousands of dollars): 10,000 - 99,000

ESTIMATED NUMBER OF EMPLOYEES: 1 - 19

ESTIMATED NUMBER OF EQUITY SECURITY HOLDERS: 1,000 - OVER


FILING OF PLAN: Debtor intends to file a plan within the time allowed by statute, rule or order of the court.

SIGNATURES: John R. Clemency, Esq., October 31, 1995

CORPORATE OR PARTNERSHIP DEBTOR:
 Signature of Authorized Individual - Thomas E. Martin, President, October 31, 1995



































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                           Exhibit "A"

In re Elsinore Corporation,
Debtor

                Exhibit "A" to Voluntary Petition

1.  Debtor's employer identification number is 88-0117544.

2. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 1-7831.

3. The following financial date is the latest available information and refers to debtor's condition on December 31, 1994. 1

a.  Total assets                  $54,066,000
b.  Total liabilities             $69,293,000


                                                 Approx.
                                                 Number of
                                                 Holders

Fixed, liquidated secured debt
Contingent secured debt

Disputed secured claims           $61,930,000       10

Unliquidated secured debt


                                                  Approx.
                                                 Number of
                                                 Holders

Fixed, liquidated unsecured debt
Contingent unsecured debt

Disputed unsecured claims         $ 7,363,000       20

Unliquidated unsecured debt

Number of shares of preferred
 stock                                  N/A

Number of shares of common stock   15,891,793      4,223




             1. The valuation information included on this Exhibit is based exclusivity on the Debtor's consolidated balance sheets for December 31, 1994 and is not based on any professional valuation analysis or data. The Debtor anticipates that a valuation of the Debtor's assets will occur as part of the reorganization case, and the Debtor reserves the right to engage appropriate valuation experts and consultants, subject to Court approval.


Comments, if any: The Debtor reserves its right to contest all debts, and presently considers each and every debt as being contingent, disputed, and unliquidated.
                         3
4. Brief description of debtor's business: Holding company for hotel and gaming businesses.



5. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 20% or more of the voting securities of debtor: N/A

6. List the names of all corporations 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote, by debtor: Four Queens, Inc., a Nevada corporation; Four Queens Experience Corporation, a Nevada corporation; Elsub Management Corporation, a Nevada corporation; Pinnacle Gaming, inc., a Nevada corporation; Olympia Gaming Corporatio 6. List the names of all corporations 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote, by debtor: n, a Nevada corporation; Eagle Gaming, Inc., a Nevada corporation; Elsinore Tahoe, Inc., a Nevada corporation; and Elsinore-Missouri Gaming, Inc., a Nevada corporation, Mojave Gaming, Inc., a Nevada corporation.


































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                           EXHIBIT "C"

Name of Debtor: Four Queens, Inc.
Relationship: Wholly-owned subsidiary
District: District of Nevada
Case No.: Unknown at this time
Date: October 31, 1995

Name of Debtor: Elsub Management Corporation ("Elsub")
Relationship: Wholly-owned subsidiary
District: District of Nevada
Case No.: Unknown at this time
Date: October 31, 1995

Name of Debtor: Four Queens Experience Corporation
Relationship: Wholly-owned subsidiary
District: District of Nevada
Case No.: Unknown at this time
Date: October 31, 1995

Name of Debtor: Palm Springs East, Limited Partnership
Relationship: Elsub owns 90% general partnership interest
District: District of Nevada
Case No.: Unknown at this time
Date: October 31, 1995


































                             5

                    CERTIFICATE OF RESOLUTION

     This is to certify that, at a meeting of the Board of Directors of ELSINORE CORPORATION, a Nevada corporation (See Sheet #1) (the "Corporation"), duly called and held on the 19th day of October, 1995, a quorum being present and voting, the following resolutions were unanimously adopted:

     WHEREAS, the Directors deem it advisable and in the best interest of the Corporation to file a Voluntary Petition pursuant to Chapter 11 of Title 11, United States Code in the United States Bankruptcy Court for the District of Nevada; and

     WHEREAS, the Directors wish to authorize the President of the Corporation, Thomas E. Martin, to execute any and all papers and/or documents on behalf of the Corporation for the purpose of effectuating the foregoing Voluntary Petition under Chapter 11, which papers and/or documents may include but not necessarily be limited to: (i) Voluntary Petition; (ii) List of Twenty Largest Unsecured Creditors; (iii) List of Creditors; (iv) Master Mailing List; and (v) any and all other papers and/or documents that the President may deem necessary or advisable for the purpose of effectuating the foregoing Voluntary Petition and the reorganization of the Voluntary Petition and the reorganization of the Corporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation does hereby approve of filing a Voluntary Petition pursuant to Chapter 11 of Title 11, United States Code, in the United States Bankruptcy Court for the District of Nevada on behalf of the Corporation; and

     FURTHER RESOLVED, that the President of the Corporation, Thomas E. Martin, is hereby authorized and directed to execute any and all papers and/or documents on behalf of the Corporation, for the purpose of Chapter 11, which papers and/or documents may include but not necessarily be limited to: (i) Voluntary Petition; (ii) List of Twenty Largest Unsecured Creditors; (iii) List of Creditors; (iv) Master Mailing List; and (v) any and all other advisable for the purpose of effectuating the foregoing Voluntary Petition and the reorganization of the Corporation.

     This is further to certify that the foregoing resolution has not been altered, amended, or revoked and remains in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said Corporation this 31st day of October, 1995.



       By:  Ernest E. East


       Its:   Secretary

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